December 1, 1996

               PREMIER STATE MUNICIPAL BOND FUND
                  Supplement to Prospectus
                  Dated September 3, 1996




       Except as otherwise set forth below, effective December 1, 1996, Class B shares are subject to a maximum 4% contingent deferred sales charge ("CDSC"), which is assessed if you redeem Class B shares within the first six years of their purchase.

       Class B shares purchased by shareholders who beneficially owned Class B shares on November 30, 1996 will be subject to a maximum 3% CDSC, in accordance with the disclosure currently set forth in the Fund's Prospectus dated September 3, 1996, to which this supplement is attached.

       The following table sets forth the rates of the CDSC effective December 1, 1996:


      Year Since Purchase                CDSC as a Percentage of Amount
      Payment Was Made                   Invested or Redemption Proceeds
                First                            4.00
                Second                           4.00
                Third                            3.00
                Fourth                           3.00
                Fifth                            2.00
                Sixth                            1.00






       Due to the changes in the CDSC schedule, certain information contained in the Fund's Prospectus has changed. The following information replaces and supersedes any contrary information contained in the section of the Fund's Prospectus entitled "Fee Table."

Example
       You would pay the following
       expenses on a $1,000 investment,
       assuming 5% annual return and (2)           Connecticut Series   Florida Series   Georgia Series
       except where noted, redemption at the             Class B            Class B          Class B
       end of each time period:
               1 Year                                   $55/$15*           $54/$14*         $55/$15*
               3 Years                                  $76/$46*           $75/$45*         $76/$46*
               5 Years                                  $99/$79*           $97/$77*         $99/$79*
               10 Years                                 $145**             $143**           $147**



Example
       You would pay the following
       expenses on a $1,000 investment,
       assuming 5% annual return and (2)
       except where noted, redemption at the   Maryland Series    Massachusetts      Michigan Series
       end of each time period:                    Class B       Series - Class B        Class B

               1 Year                             $55/$15*          $55/$15*            $55/$15*
               3 Years                            $75/$45*          $75/$45*            $76/$46*
               5 Years                            $98/$78*          $98/$78*            $99/$79*
              10 Years                            $144**            $145**              $146**






                                               Minnesota Series    North Carolina      Ohio Series
                                                    Class B       Series - Class B       Class B

               1 Year                             $55/$15*            $55/$15*          $54/$14*
               3 Years                            $75/$45*            $78/$48*          $75/$45*
               5 Years                            $98/$78*            $102/$82*         $98/$78*
              10 Years                            $144**              $154**            $143**



                                             Pennsylvania Series       Texas Series          Virginia Series
                                                   Class B               Class B                Class B

               1 Year                              $55/$15*            $55/$15*                $56/$16*
               3 Years                             $75/$45*            $75/$45*                $79/$49*
               5 Years                             $98/$78*            $98/$78*                $105/$85*
              10 Years                             $145**              $145**                  $159**



 *     Assuming no redemption of shares.
**     Ten-year figure assumes conversion of
       Class B shares to Class A shares at the
       end of the sixth year following the date of purchase.


      The following information replaces and supersedes any contrary information contained in the section of the Fund's Prospectus entitled "Alternative Purchase Methods."

       You should consider the effect of the CDSC period and any conversion rights of the Classes in the context of our own investment time frame. For example, while Class C shares have a shorter CDSC period than Class B shares, Class C shares do not have a conversion feature and, therefore, are subject to an ongoing distribution fee. Class B shares may be more attractive than Class C shares to investors with long-term investment outlooks. Generally, Class A shares may be more appropriate for investors who invest $1,000,000 or more in Fund shares, and for investors who invest between $100,000 and $999,999 in Fund shares with long-term investment outlooks. Class A shares will not be appropriate for investors who invest less that $50,000 in Fund shares.

       The following information replaces and supersedes any contrary information contained in the section of the Fund's Prospectus entitled "Shareholder Services - Automatic Withdrawal Plan."

       No CDSC with respect to Class B shares will be imposed on withdrawals made under the Automatic Withdrawal Plan, provided that the amounts withdrawn under the plan do not exceed on an annual basis 12% of the account value at the time the shareholder elects to participate in the Automatic Withdrawal Plan. Withdrawals with respect to Class B shares under the Automatic Withdrawal Plan that exceed on an annual basis 12% of the value of the shareholder's account will be subject to a CDSC on the amounts exceeding 12% of the initial account value. Class C shares withdrawn pursuant to the Automatic Withdrawal Plan will be subject to any applicable CDSC. Purchases of additional Class A shares where the sales load is imposed concurrently with withdrawals of Class A shares generally are undesirable.

       The following information replaces and supersedes the section of the Fund's Prospectus entitled "How to Redeem Shares - Reinvestment Privilege."

       Upon written request, you may reinvest up to the number of Class A or Class B shares you have redeemed, within 45 days of redemption, at the then-prevailing net asset value without a sales load, or reinstate your account for the purpose of exercising the Exchange Privilege. Upon reinvestment, with respect to Class B shares, or Class A shares if such shares were subject to a CDSC, the shareholder's account will be credited with an amount equal to the CDSC previously paid upon redemption of the Class A or Class B shares reinvested. The Reinvestment Privilege may be exercised only once.